SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2001

                           CENTACOM TECHNOLOGIES INC.

             (Exact name of registrant as specified in its charter)

  DELAWARE                      333-04058                    25-1381014
  --------                      ---------                    ---------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)



     c/o Steven I. Gutstein, 780 Third Ave., 24th Floor, New York, NY 10017
               (Address of principal executive offices) (Zip Code)

                                  212-829-0215
               Registrant's telephone number, including area code

                     HIAWATHA INDUSTRY INTERNET CORPORATION

          (Former name or former address, if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         On June 9, 2001, the Company's shareholders by written consent without a meeting approved changing the Company's name from Hiawatha Industry Internet Corporation to Centacom Technologies Inc. This name change better reflects the nature of the Company's business in the aftermath of its acquisition of Centacom Ltd., as its operating subsidiary, as reported in a Form 8-K filed on June 12, 2001. The shareholders also approved an increase in the number of its authorized shares from 50,000,000 to 100,000, 000, each share with a par value of $.001. To effectuate the name change and the increase in authorized shares, a Certificate of Amendment to the Company's Certificate of Incorporation was filed with the Secretary of the State of Delaware on June 18, 2001.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits

                  None.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

        Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2001


                                           CENTACOM TECHNOLOGIES INC.

                                           By: /s/ Michael John Ayers
                                           -----------------------------------
                                           Michael John Ayers, President and CEO